SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                      DECEMBER 12, 2003 (DECEMBER 11, 2003)



                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



         OKLAHOMA                     1-13726                    73-1395733
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(State or other jurisdiction    (Commission File No.)         (IRS Employer
    of incorporation)                                       Identification No.)


 6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA                  73118
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      (Address of principal executive offices)                     (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on December 11, 2003. The following was included in the Press Release:


                     CHESAPEAKE ENERGY CORPORATION ANNOUNCES
                         EXPIRATION OF CASH TENDER OFFER

OKLAHOMA CITY, DECEMBER 11, 2003 - Chesapeake Energy Corporation (NYSE:CHK) announced today that it has completed its previously announced cash tender offer and consent solicitation (the "Offer"), for any and all of its $110,669,000 aggregate principal amount of 8.5% Senior Notes due 2012 (the "Notes") (CUSIP #165167AN7). The Offer expired at 12:00 midnight, New York City time, on December 10, 2003 (the "Expiration Date"). As of the Expiration Date, $106,379,000 of aggregate principal amount of Notes were tendered which represented approximately 96% of the outstanding aggregate principal amount of the Notes.

The Company accepted for payment and paid for Notes validly tendered on or prior to the Expiration Date, including all Notes previously tendered and paid for prior to the November 25, 2003 consent date. In connection with the Offer, the Company received the required consents from holders of the Notes to approve proposed amendments (the "Proposed Amendments") to the indenture governing the Notes to eliminate substantially all of the restrictive covenants of the indenture. Adoption of the Proposed Amendments required the consent of holders of at least a majority of the aggregate principal amount of the outstanding Notes.

Banc  of  America   Securities  LLC  acted  as  exclusive   dealer  manager  and
solicitation agent in connection with the Offer.


This announcement is not an offer to purchase, a solicitation of an offer to purchase or a solicitation of consent with respect to any securities. The Offer was made solely by the Offer to Purchase and Consent Solicitation Statement dated November 12, 2003.

CHESAPEAKE ENERGY CORPORATION IS ONE OF THE SIX LARGEST INDEPENDENT NATURAL GAS PRODUCERS IN THE U.S. HEADQUARTERED IN OKLAHOMA CITY, THE COMPANY'S OPERATIONS ARE FOCUSED ON EXPLORATORY AND DEVELOPMENTAL DRILLING AND PRODUCING PROPERTY ACQUISITIONS IN THE MID-CONTINENT REGION OF THE UNITED STATES.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             CHESAPEAKE ENERGY CORPORATION



                                         BY: /S/ AUBREY K. MCCLENDON
                                             ----------------------------------
                                                 AUBREY K. MCCLENDON
                                               Chairman of the Board and
                                                Chief Executive Officer

Dated:        December 12, 2003

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